SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                       January 22, 2003 (January 21, 2003)


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                       00-29669                84-1176494
------------------------------    ----------------------    --------------------
 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



     8100 South Akron, Suite 308
     Englewood, Colorado                                          80112
--------------------------------------------------------    --------------------
 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

     OnLine Power Supply, Inc. announced today that it has selected OEM Worldwide to be the contract manufacture of its patented power supplies.

     Headquartered in Watertown, South Dakota, OEM Worldwide manufactures premium quality electronic assemblies for a variety of industries. OEM also has production facilities in Spearfish, South Dakota.

     We anticipate our manufacturing transition and ramp up to be seamless. OEM Worldwide will begin manufacturing our sophisticated products in late March and be in full production by early April.

     OEM Worldwide is a rapidly growing electronics manufacturing services (EMS) provider to the medical, industrial and telecom markets. OEM Worldwide is a mid-sized contract manufacturer and is a recognized leader in the EMS industry. OEM Worldwide has maintained steady, rapid growth through an efficient model and solid financial backing.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONLINE POWER SUPPLY, INC.


Dated: January 22, 2003                     By:      /s/  Glenn M. Grunewald
                                                --------------------------------
                                                GLENN M. GRUNEWALD,
                                                Chief Executive Officer


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